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                                                                 EXHIBIT 99.494

                   AGREEMENT FOR DEVELOPMENT OF BUSINESS PLAN

Perot Systems Corporation, a Delaware Corporation ("Perot Systems") with offices at 12404 Park Central Drive, Dallas, Texas 75251, California Power Exchange, a California Corporation ("CalPX") with offices at 200 South Los Robles, Suite 400, Pasadena, California, 91101 and OM Technology Energy Systems Corporation, a California Corporation ("OMT") with offices at 199 South Robles, Suite 770, Pasadena, California, 91101, hereby agree to cooperate in a study to develop the business plan for an asynchronous digital marketplace for trading, scheduling, settlements, billing and information clearing for electricity, natural gas and other energy related commodities worldwide ("Study"). Perot Systems, CalPX, and OMT are individually referred to as a "Consortium Member" and collectively referred to as the "Consortium".

     (a) Each Consortium Member shall provide technical, business and administrative support as reasonably required for the Study.
     (b) Each Consortium Member shall have equal access and opportunity to use the information in the business plan.
     (c) Each Consortium Member shall have the right to pull out of the Consortium at any time and for any reason. Under such circumstances, the remaining Consortium members shall have the right to continue with the Study.
     (d) Each Consortium Member shall bear all its own expenses in connection with the Study.
     (e) In connection with the Study it may be necessary for a Consortium Member to provide proprietary information to other Consortium Members. It is agreed that any disclosure shall be made only in accordance with Attachment A.

All communications relating to this Agreement shall be directed to the persons designated below.

                  California Power Exchange.
                  Attn:  John Flory
                  200 South Los Robles, Suite 400,
                  Pasadena, CA, 91101

                  Perot Systems Corporation
                  Attn:  Dariush Shirmohammadi
                  1000 S. Fremont, Ave, Suite 6200
                  Alhambra, CA  91803

                  OM Technology Energy Systems Corporation
                  Attn:  Kjell Barmsnes
                  199 South Los Robles Ave., Suite 770
                  Pasadena, CA 91101

AGREED:

CALIFORNIA POWER EXCHANGE                   PEROT SYSTEMS CORPORATION

By:                                         By:
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Name:                                       Name:
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Title:                                      Title:
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Date:                                       Date:
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OM TECHNOLOGY ENERGY SYSTEMS CORPORATION

By:
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Name:
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Title:
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Date:
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                                  ATTACHMENT A
                             NONDISCLOSURE AGREEMENT

This Nondisclosure Agreement (the "Agreement") is entered into between California Power Exchange (CalPX), OM Technology Energy Systems Corporation ("OMT"), and Perot Systems Corporation ("Perot Systems"), hereinafter referred to as "Consortium Members" as of September 9, 1999.

CalPX, OMT and Perot Systems are parties to a Consortium Agreement dated as of August 13, 1999 (the "Consortium Agreement"). In order for the parties to discuss preparing and submitting to the Mountain West Independent Scheduling Administrator ("MWISA") a proposal to build and operate a settlement system and internet interface system ("Proposal") each party may need to disclose confidential or proprietary information to the others regarding its business activities and plans (the "Confidential Information"). Information disclosed by a party shall be deemed Confidential Information without regard to whether it is marked as confidential or identified in writing as confidential. The parties agree to protect all other's Confidential Information disclosed during the period commencing 30 days before the Effective Date and ending six months after the Consortium Agreement expires or is terminated.

1. Each party shall use at least the same degree of care, but no less than a reasonable degree of care, to avoid unauthorized disclosure or use of the other parties' Confidential Information as it employs with respect to its own Confidential Information of like importance. Receipt and disclosure of Confidential Information will be coordinated for the parties by:

       For CalPX:  John Flory
       For Perot Systems: Dariush Shirmohammadi
       For OMT:   Kjell Barmsnes

2. No party has any obligation with respect to any Confidential Information which (a) was previously known by such party without obligations of confidentiality; (b) that party independently develops; (c) is or becomes publicly available without a breach of this Agreement by any party; or (d) is disclosed to it by a third party who is not required to maintain its confidentiality. The party claiming any of the above exceptions has the burden of proving its applicability.

3. Each party may disclose Confidential Information only to its own officers, directors, and employees and to its consultants and advisors who reasonably need to know it. Each party shall be responsible to the others for any violation of this Agreement by its own officers, directors, employees, consultants or advisors.

4. No party may print or copy, in whole or in part, any documents or other media containing any Confidential Information without the prior written consent of the other parties other than copies for its officers, directors, employees, consultants or advisors who are working on the matter. No party will remove or deface any notice of copyright, trademark, logo or other proprietary notice of the other parties appearing on any original or copy of the others' Confidential Information.

5. Each party's Confidential Information shall remain its own property. Upon the request of another party, each party shall return all of the others' Confidential Information, or destroy it and provide the other parties with written certification of such destruction, except for archival and backup copies that are not readily available for use and business records required by law to be retained.

6. If any party becomes legally obligated to disclose any of the other parties' Confidential Information, the party subject to the obligation shall notify the other parties in writing promptly and shall cooperate with the other parties at their expense in seeking a protective order or other appropriate remedy.

7. Each party agrees that in the event of a breach or threatened breach by a party, including its officers, directors, consultants or employees, of the provisions of this Agreement, the non-breaching parties will have no adequate remedy in money damages and, accordingly, shall be entitled to seek an injunction against such breach, in addition to any other legal or equitable remedies available to it.

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8.   Each party is disclosing Confidential Information solely on an "AS IS"
     basis, with no warranties. The disclosing party will not be liable for any damages arising out of the use of Confidential Information disclosed hereunder.

9. If any Confidential Information originating in the United States is authorized by this Agreement to be disclosed outside the United States, the receiving parties agree to ensure that it or any materials derived from it are not disclosed or communicated to any individual or entity in any country to which the export of such information is prohibited by U.S. export laws or regulations.

10. This Agreement is governed by the laws of California without regard to its rules on conflicts of law. No party may assign its rights or obligations under this Agreement. No modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party sought to be bound. The obligations of confidentiality under this Agreement is the entire agreement between the parties on nondisclosure of Confidential Information and supersedes all prior representations and agreements between the parties on that subject relating to the Proposal. This Agreement shall expire five years after the last receipt of Confidential Information by any party.

AGREED:                                    AGREED:

CALIFORNIA POWER EXCHANGE                  PEROT SYSTEMS CORPORATION

By:                                        By:
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Name:                                      Name:
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Title:                                     Title:
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OM TECHNOLOGY ENERGY SYSTEMS CORPORATION

By:
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Name:
     -----------------------------------
Title:
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